UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934

                        Date of Report: October 19, 2005


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                                    a21, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                         (State or other jurisdiction of
                         incorporation or organization)

         000-51285                                        74-2896910
  (Commission File Number)                  (I.R.S. Employer Identification No.)

  7660 Centurion Parkway, Jacksonville, Florida             32256
     (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including areas code:  (904) 565-0066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement

         On October 19, 2005, a21, Inc. (OTCBB: ATWO), a Texas corporation (the "Company"), and its subsidiary, SuperStock, Inc. ("SuperStock"), entered into a three-year employment agreement, dated as of October 1, 2005, with Susan Chiang, SuperStock's Executive Vice President and Chief Financial Officer, providing for an annual base salary of $110,000, increasing to $120,000 on November 1, 2005, subject to further increases as shall be determined by the Chief Executive Officers of the Company and SuperStock. Ms. Chiang was granted an option to purchase 300,000 shares of the Company's common stock (the "Common Stock") at a purchase price of $.30 per share, and was issued 175,000 shares of restricted Common Stock. The option and the restricted shares shall each vest as to 25% of the total shares represented thereby on each of November 1, 2005, February 28, 2006, August 31, 2006 and February 28, 2007, subject to immediate vesting upon a change in control of the Company.

         The agreement includes a confidentiality covenant, a non-competition covenant and contains a prohibition on the solicitation of the employees, suppliers, vendors and customers of the Company and SuperStock.

         The employment agreement is filed hereto as Exhibit 10.28.

Item 3.02.  Unregistered Sales of Equity Securities and Use of Proceeds

         As discussed above in Item 1.01, in connection with the employment agreement entered into with Ms. Chiang, the Company granted options to purchase 300,000 shares of Common Stock and issued 175,000 shares of restricted stock. The options are for a term of five years, are exercisable at $.30 per share and are subject to vesting as set forth in Section 1.01 above (which vesting terms are incorporated herein by reference). The grant of the option and issuance of the shares were made in reliance on the exemption from registration under
Section 4(2) of the Securities Act of 1933.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         As discussed above in Item 1.01, on October 19, 2005, Susan Chiang was appointed Executive Vice President of SuperStock, and she retained her duties as its Chief Financial Officer. The employment agreement between Ms. Chiang, the Company and SuperStock is discussed above in Item 1.01.


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

Item 9.01.  Financial Statements and Exhibits

      (c)     Exhibits

      10.28 Employment Agreement between a21, Inc., SuperStock, Inc. and Susan Chiang.




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



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   a21, Inc.

                                   By: /s/ Thomas V. Butta
                                       ----------------------------------------
                                       Thomas V. Butta
                                       President

Dated: October 24, 2005





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